Exhibit 10.14

Amendment No. 1 to Commitment Letter

April 3, 2019

Reference is made to that certain Commitment Letter dated as of December 12, 2018 (the “Commitment Letter”) among One Madison Corporation (“you”), the Commitment Parties party thereto (the “Commitment Parties”) and Goldman Sachs Lending Partners LLC (the “Agent”). Capitalized terms used but not defined herein have the meanings assigned to them in the Commitment Letter.

You, the Commitment Parties and the Agent hereby agree that the commitments under the Commitment Letter are hereby amended to provide for (x) an aggregate principal amount of commitments under the Initial First Lien Euro Term Facility of €140,000,000 (with the applicable exchange rate with respect to such €140,000,000 of Initial First Lien Euro Term Loans for purposes of determining the dollar equivalent thereof equal to 1.14875) and (y) an aggregate principal amount of commitments under the Initial First Lien Dollar Term Facility of $289,175,000, subject in each case to your right to elect to increase the size of the Initial First Lien Euro Term Facility by up to €60,000,000 pursuant to the terms of the Commitment Letter (which election shall result in a corresponding reduction in the aggregate principal amount of the Initial First Lien Dollar Term Facility equal to the dollar equivalent amount of the aggregate principal amount of such reduction calculated at the Applicable Spot Rate in accordance with the terms of the Commitment Letter).

THIS AMENDMENT NO. 1 TO COMMITMENT LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

The above Amendment No. 1 to the Commitment Letter is entered into as of the date and year first written above.

Very truly yours,

GOLDMAN SACHS LENDING PARTNERS LLC,
as Administrative Agent

By:	/s/ Joshua W. Desai
Name:	Joshua W. Desai
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Commitment Letter]

BROAD STREET LOAN PARTNERS III, L.P.
By:	Goldman Sachs & Co. LLC, as Attorney-in-Fact

By:	/s/ William Y. Eng
Name:	William Y. Eng
Title:	Attorney-in-Fact

BROAD STREET LOAN PARTNERS III OFFSHORE, L.P.
By:	Goldman Sachs & Co. LLC, as Collateral Servicer and Duly Authorized Agent

By:	/s/ William Y. Eng
Name:	William Y. Eng
Title:	Attorney-in-Fact

BROAD STREET LOAN PARTNERS III OFFSHORE – UNLEVERED, L.P.
By:	Goldman Sachs & Co. LLC, as Collateral Servicer and Duly Authorized Agent

By:	/s/ William Y. Eng
Name:	William Y. Eng
Title:	Attorney-in-Fact

[Signature Page to Amendment No. 1 to Commitment Letter]

BROAD STREET DANISH CREDIT PARTNERS, L.P.
By:	Goldman, Sachs & Co. LLC, Duly Authorized

By:	/s/ William Y. Eng
Name:	William Y. Eng
Title:	Attorney-in-Fact

[Signature Page to Amendment No. 1 to Commitment Letter]

BROAD STREET CREDIT HOLDINGS LLC

By:	/s/ William Y. Eng
Name:	William Y. Eng
Title:	Vice President

[Signature Page to Amendment No. 1 to Commitment Letter]

BROAD STREET SENIOR CREDIT PARTNERS II, L.P.
By:	Goldman Sachs & Co. LLC, as Attorney-in-Fact

By:	/s/ William Y. Eng
Name:	William Y. Eng
Title:	Attorney-in-Fact

[Signature Page to Amendment No. 1 to Commitment Letter]

The above Amendment No. 1 to the Commitment Letter is entered into as of the date and year first written above.

ONE MADISON CORPORATION

By:	/s/ Omar M. Asali
Name:	Omar M. Asali
Title:	Chairman and Chief Executive Officer

[Signature Page to Amendment No. 1 to Commitment Letter]

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